UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 16, 2021

SUMMER INFANT, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33346	20-1994619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1275 PARK EAST DRIVE, WOONSOCKET, RHODE ISLAND 02895
(Address of Principal Executive Offices) (Zip Code)

(401) 671-6550
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SUMR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

On March 16, 2021, Summer Infant, Inc. (the “Company”) announced its financial results for the fourth quarter and full year ended January 2, 2021.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

The Company currently anticipates that its 2021 annual meeting of stockholders (the “2021 Annual Meeting”) will be held on May 19, 2021. Because the date of the 2021 Annual Meeting represents a change of more than 30 days from the anniversary of the Company’s 2020 annual meeting of stockholders, in accordance with Rule 14a-5(f) under the Exchange Act, the Company is informing stockholders of this change.

The time and location of the 2021 Annual Meeting will be specified in the Company’s proxy statement for the 2021 Annual Meeting. Pursuant to Rule 14a-8 under the Exchange Act, a stockholder intending to present a proposal to be included in the proxy statement for the 2021 Annual Meeting must deliver a proposal in writing to the Company’s principal executive offices no later than a reasonable time before the Company begins to print and mail the proxy materials for the 2021 Annual Meeting. Such proposal must also comply with the applicable requirements as to form and substance established by the Securities and Exchange Commission if the proposals are to be included in the proxy statement and form of proxy. Accordingly, the deadline for submission of proposals to be included in the proxy statement for the 2021 Annual Meeting is March 31, 2021.

The Company’s Bylaws set forth advance notice procedures with regard to other stockholder proposals, including nominations for the election of directors and business proposals to be brought before an annual meeting of stockholders by any stockholder (other than matters included in the Company’s proxy materials in accordance with Rule 14a-8 under the Exchange Act). With respect to the 2021 Annual Meeting, such notice will be considered timely if the Company receives notice of such proposed director nomination or the proposal of other business at its principal executive offices, not later than the close of business on March 31, 2021.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit
Number           Description

99.1                   Press release dated March 16, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: March 16, 2021	By:	/s/ Edmund J. Schwartz
Edmund J. Schwartz
Chief Financial Officer